Exhibit 10.4

COLLATERAL ASSIGNMENT OF PATENTS

COLLATERAL ASSIGNMENT OF PATENTS, dated as of September 3, 2020 (“Agreement”), between Purple Innovation, LLC, a Delaware limited liability company (together with its successors and assigns, the “Assignor”), and KeyBank National Association, as administrative agent (together with its successors and assigns in such capacity, the “Administrative Agent”), for the benefit of the Secured Creditors (as defined in the Security Agreement referred to below):

RECITALS:

(1) This Agreement is made pursuant to the Credit Agreement, dated as of September 3, 2020 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Assignor (together with its successors and assigns, the “Borrower”), Purple Innovation, Inc., a Delaware corporation (“Holdings”), the lenders party thereto (the “Lenders”), and the Administrative Agent.

(2) In connection with the Credit Agreement, the Assignor is a party to a Pledge and Security Agreement, dated as of September 3, 2020 (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”), among the Assignor, Holdings, the other Grantors party thereto and the Administrative Agent, pursuant to which the Assignor has granted to the Administrative Agent, for the benefit of the Secured Creditors, a continuing security interest in, assignment of and lien on substantially all of its assets, whether now owned or existing or hereafter acquired or arising.

NOW, THEREFORE, in consideration of the foregoing, the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Assignor hereby covenants and agrees with the Administrative Agent and the other Secured Creditors as follows:

Section 1. Defined Terms. Terms used herein without definition shall have the respective meanings ascribed thereto in the Security Agreement.

Section 2. Assignment and Grant of Security Interest. As security for the prompt payment and performance of the Secured Obligations, the Assignor hereby assigns, transfers, conveys and grants to the Administrative Agent, for the benefit of the Secured Creditors, a security interest in, a general lien upon and/or a right of set-off against (whether now owned or hereafter acquired by the Assignor and whether acquired in the United States or elsewhere in the world) all right, title and interest of the Assignor in and to the following, whether now existing or hereafter acquired:

(i) all of the Patents issued by the United States Patent and Trademark Office (including, without limitation, those listed on Schedule A hereto);

(ii) all applications for Patents to be issued by the United States Patent and Trademark Office (including, without limitation, those listed on Schedule A to this Agreement);

(iii) all Patents issued by any other country or any office, agency or other Governmental Authority thereof;

(iv) all applications for Patents to be issued by any office, agency or other Governmental Authority referred to in clause (iii) above;

(v) all registrations and recordings with respect to any of the foregoing;

(vi) all reissues, continuations, continuations-in-part, extensions and divisions of any of the foregoing;

(vii) all licenses and other agreements relating in whole or in part to any Patents, inventions, processes, production methods, proprietary information or know-how covered by any of the foregoing, including all rights to payments in respect thereof;

(viii) all rights to sue for past, present or future infringements of any of the foregoing;

(ix) all goodwill related to any of the foregoing;

(x) to the extent not included above, all general intangibles (as such term is defined in the UCC) of the Assignor related to the foregoing; and

(xi) all proceeds of any and all of the foregoing.

Section 3. Reference to Separate Security Agreement. This Agreement has been entered into by the Assignor and the Administrative Agent primarily for recording purposes as contemplated by the Security Agreement. In the event of any inconsistency between any of the terms or provisions hereof and the terms and provisions of such Security Agreement, the terms and provisions of such Security Agreement shall govern.

Section 4. Governing Law. This Agreement and the rights of the parties hereunder shall be construed and interpreted in accordance with the laws of the State of New York, without application of the rules regarding conflicts of laws.

Section 5. Miscellaneous. Delivery of an executed signature page to this Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually executed copy of this Agreement.

[Signature Page Follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first set forth above.

PURPLE INNOVATION, LLC,
as Assignor

By:
Name:
Title:

Accepted and acknowledged by:

KEYBANK NATIONAL ASSOCIATION, as Administrative Agent

By:
Name:
Title:

[Signature Page to Collateral Assignment of Patents]

Schedule A

to Collateral Assignment of Patents

CREDIT PARTY	PATENT	DATE FILED	COUNTRY	STATUS	APP. NO.	PATENT NO.	REG. NO.
Purple Innovation, LLC	Screed Mold Method	Feb 7, 2004	United States of America	Issued	10/775,043	7666341B2
Purple Innovation, LLC	GEL WITH WIDE DISTRIBUTION OF MW IN MID-BLOCK	Feb 1, 2006	United States of America	Issued	11/345,622	7964664
Purple Innovation, LLC	MULTI-WALLED GELASTIC MATERIAL	Nov 20, 2006	United States of America	Issued	11/602,099	7730566
Purple Innovation, LLC	(XOgel) Three-Dimensionally Patterned Gel Cushions or Alternating Pattern Gel	Aug 25, 2008	United States of America	Issued	12/229,724	8075981
Purple Innovation, LLC	(X-Gel) Ribbed Gel	Oct 3, 2008	United States of America	Issued	12/287,057	8424137
Purple Innovation, LLC	Cushions Comprising Gel Springs (as amended)	Oct 3, 2008	United States of America	Issued	12/287,047	8434748
Purple Innovation, LLC	MULTI-WALLED GELASTIC MATERIAL	Apr 26, 2010	United States of America	Issued	12/767,181	7827636
Purple Innovation, LLC	MULTI-WALLED GELASTIC MATERIAL	Apr 26, 2010	United States of America	Issued	12/767,263	7823234
Purple Innovation, LLC	MULTI-WALLED GELASTIC MATERIAL	Apr 26, 2010	United States of America	Issued	12/767,215	7823233
Purple Innovation, LLC	CUSHIONS COMPRISING DEFORMABLE MEMBERS AND RELATED METHODS	May 20, 2010	United States of America	Issued	12/784,247	8932692
Purple Innovation, LLC	CUSHIONS COMPRISING CORE STRUCTURES AND RELATED METHODS	May 20, 2010	United States of America	Issued	12/784,346	8628067

CREDIT PARTY	PATENT	DATE FILED	COUNTRY	STATUS	APP. NO.	PATENT NO.	REG. NO.
Purple Innovation, LLC	MULTI-WALLED GELASTIC MATERIAL	Aug 19, 2010	United States of America	Issued	12/859,351	8607387
Purple Innovation, LLC	GEL PUTTIES, ARTICLES COMPRISING SAME, AND METHODS OF FORMING SUCH GEL PUTTIES AND ARTICLES	Apr 29, 2011	United States of America	Issued	13/098,182	9315648
Purple Innovation, LLC	BREATHABLE GEL	Mar 15, 2012	United States of America	Issued	13/420,999	9603461
Purple Innovation, LLC	CUSHIONING ELEMENTS COMPRISING ELASTOMERIC MATERIAL AND METHODS OF FORMING SAME	Apr 24, 2012	United States of America	Issued	13/454,874	8784982
Purple Innovation, LLC	CUSHIONING ELEMENTS COMPRISING BUCKLING WALLS AND METHODS OF FORMING SUCH CUSHIONING ELEMENTS	Aug 3, 2012	United States of America	Issued	13/566,763	8919750
Purple Innovation, LLC	SMALL FOOTPRINT APPARATUS, METHOD, AND TOOLING FOR MOLDING LARGE THERMOPLASTIC PARTS	Dec 30, 2013	United States of America	Issued	14/144,362	9446542
Purple Innovation, LLC	PORTABLE CUSHIONS INCLUDING DEFORMABLE WALL MEMBERS, AND RELATED METHODS	Mar 14, 2014	United States of America	Issued	14/213,229	9051169

CREDIT PARTY	PATENT	DATE FILED	COUNTRY	STATUS	APP. NO.	PATENT NO.	REG. NO.
Purple Innovation, LLC	GRIPPY INTEGRALLY MOLDED MATS	Mar 9, 2015	United States of America	Pending	62/130,364
Purple Innovation, LLC	CUSHIONS COMPRISING A NON-SLIP ELASTOMERIC CUSHIONING ELEMENT	Mar 2, 2016	United States of America	Pending	15/058,637
Purple Innovation, LLC	ELASTOMERIC CUSHION MEMBERS INCLUDING PERFORATED SKINS AND RELATED METHODS	Mar 7, 2016	Taiwan R.O.C.	Pending	106107011
Purple Innovation, LLC	BAG FOR SHIPPING A CUSHION AND RELATED METHODS	Mar 7, 2016	United States of America	Issued	15/063,114	9796522
Purple Innovation, LLC	MATTRESS TOPPERS, AIR TABLES FOR MAKING MATTRESS TOPPERS, AND RELATED METHODS	Mar 7, 2016	United States of America	Allowed	15/063,192
Purple Innovation, LLC	MATTRESSES AND MATTRESS TOPPERS INCLUDING KNITTED FABRIC, AND RELATED METHODS	Mar 7, 2016	United States of America	Pending	15/062,621

CREDIT PARTY	PATENT	DATE FILED	COUNTRY	STATUS	APP. NO.	PATENT NO.	REG. NO.
Purple Innovation, LLC	CUSHIONS INCLUDING A COATED ELASTOMERIC CUSHIONING ELEMENT AND RELATED METHODS	Mar 7, 2016	United States of America	Pending	15/062,674
Purple Innovation, LLC	ELASTOMERIC CUSHION MEMBERS INCLUDING PERFORATED SKINS AND RELATED METHODS	Mar 7, 2016	United States of America	Pending	15/062,847
Purple Innovation, LLC	CUSHION COVER WITH INTEGRALLY KNIT, HIGH-RELIEF GRAPHIC FEATURE AND CUSHIONS EMPLOYING SUCH CUSHION COVERS	Mar 7, 2016	United States of America	Pending	15/063,143
Purple Innovation, LLC	PACKAGED MATTRESS CUSHION	Mar 7, 2016	United States of America	Issued	29/557,162	D784731
Purple Innovation, LLC	MATTRESS CUSHION	Mar 10, 2016	United States of America	Issued	29/557,601	D799858
Purple Innovation, LLC	MATTRESS CUSHION	Aug 9, 2016	Australia	Issued	201614286		201614795
Purple Innovation, LLC	PACKAGED MATTRESS CUSHION	Aug 9, 2016	Australia	Issued	201614284		201614284
Purple Innovation, LLC	MATTRESS CUSHION	Aug 12, 2016	European Union	Issued	003338482-00020003		003338482-00020003
Purple Innovation, LLC	PACKAGED MATTRESS CUSHION	Aug 12, 2016	European Union	Issued	003338482-0001		003338482-0001

CREDIT PARTY	PATENT	DATE FILED	COUNTRY	STATUS	APP. NO.	PATENT NO.	REG. NO.
Purple Innovation, LLC	MATTRESS CUSHION	Aug 15, 2016	Canada	Issued	169,909		169909
Purple Innovation, LLC	PACKAGED MATTRESS CUSHION	Aug 15, 2016	Canada	Issued	169,908		169908
Purple Innovation, LLC	MATTRESS CUSHION	Aug 26, 2016	China	Issued	201630427017.5		ZL 201630427017.5
Purple Innovation, LLC	PACKAGED MATTRESS CUSHION	Sep 6, 2016	China	Issued	201630463279.7		ZL 201630463279.7
Purple Innovation, LLC	MATTRESS PROTECTORS, MATTRESSES COVERED BY MATTRESS PROTECTORS, AND RELATED METHODS	Sep 21, 2016	United States of America	Issued	15/272,162	10555618
Purple Innovation, LLC	BED LINENS, AND RELATED BEDDING ASSEMBLIES AND METHODS	Oct 20, 2016	United States of America	Pending	15/298,759
Purple Innovation, LLC	PILLOW INCLUDING GELATINOUS ELASTOMER CUSHION HAVING DEFORMABLE WALL MEMBERS AND RELATED METHODS	Oct 25, 2016	United States of America	Allowed	15/333,486
Purple Innovation, LLC	BED LINEN PACKAGING	Oct 25, 2016	United States of America	Issued	15/334,093	10202234
Purple Innovation, LLC	PACKAGING FOR BED LINEN	Dec 12, 2016	United States of America	Issued	29/587,296	D831478

CREDIT PARTY	PATENT	DATE FILED	COUNTRY	STATUS	APP. NO.	PATENT NO.	REG. NO.
Purple Innovation, LLC	CUSHION COVER WITH INTEGRALLY KNIT, HIGH-RELIEF GRAPHIC FEATURE AND CUSHIONS EMPLOYING SUCH CUSHION COVERS	Mar 3, 2017	Australia	Issued	2017228991	2017228991
Purple Innovation, LLC	MATTRESSES AND MATTRESS TOPPERS INCLUDING KNITTED FABRIC, AND RELATED METHODS	Mar 3, 2017	Japan	Pending	2018-545846
Purple Innovation, LLC	BAG FOR SHIPPING A CUSHION AND RELATED METHODS	Mar 3, 2017	Taiwan R.O.C.	Pending	106107013
Purple Innovation, LLC	MATTRESS TOPPERS, AIR TABLES FOR MAKING MATTRESS TOPPERS, AND RELATED METHODS	Mar 3, 2017	Taiwan R.O.C.	Pending	106107014
Purple Innovation, LLC	CUSHION COVER WITH INTEGRALLY KNIT, HIGH-RELIEF GRAPHIC FEATURE AND CUSHIONS EMPLOYING SUCH CUSHION COVERS	Mar 3, 2017	Taiwan R.O.C.	Pending	106107012

CREDIT PARTY	PATENT	DATE FILED	COUNTRY	STATUS	APP. NO.	PATENT NO.	REG. NO.
Purple Innovation, LLC	MATTRESSES AND MATTRESS TOPPERS INCLUDING KNITTED FABRIC, AND RELATED METHODS	Mar 3, 2017	Australia	Pending	2020200278
Purple Innovation, LLC	MATTRESSES AND MATTRESS TOPPERS INCLUDING KNITTED FABRIC, AND RELATED METHODS	Mar 3, 2017	Australia	Pending	2017228982
Purple Innovation, LLC	BAG FOR SHIPPING A CUSHION AND RELATED METHODS	Mar 3, 2017	Australia	Issued	2017228993	2017228993
Purple Innovation, LLC	CUSHIONS INCLUDING A COATED ELASTOMERIC CUSHIONING ELEMENT AND RELATED METHODS	Mar 3, 2017	Australia	Issued	2017228983	2017228983
Purple Innovation, LLC	MATTRESSES AND MATTRESS TOPPERS INCLUDING KNITTED FABRIC, AND RELATED METHODS	Mar 3, 2017	Canada	Allowed	3,016,700

CREDIT PARTY	PATENT	DATE FILED	COUNTRY	STATUS	APP. NO.	PATENT NO.	REG. NO.
Purple Innovation, LLC	CUSHION COVER WITH INTEGRALLY KNIT, HIGH-RELIEF GRAPHIC FEATURE AND CUSHIONS EMPLOYING SUCH CUSHION COVERS	Mar 3, 2017	Canada	Allowed	3,016,707
Purple Innovation, LLC	BAG FOR SHIPPING A CUSHION AND RELATED METHODS	Mar 3, 2017	Canada	Allowed	3,016,874
Purple Innovation, LLC	CUSHIONS INCLUDING A COATED ELASTOMERIC CUSHIONING ELEMENT AND RELATED METHODS	Mar 3, 2017	Canada	Issued	3,016,702	3016702
Purple Innovation, LLC	CUSHIONS INCLUDING A COATED ELASTOMERIC CUSHIONING ELEMENT AND RELATED METHODS	Mar 3, 2017	China	Pending	2017800160214
Purple Innovation, LLC	CUSHION COVER WITH INTEGRALLY KNIT, HIGH-RELIEF GRAPHIC FEATURE AND CUSHIONS EMPLOYING SUCH CUSHION COVERS	Mar 3, 2017	China	Pending	2017800160055

CREDIT PARTY	PATENT	DATE FILED	COUNTRY	STATUS	APP. NO.	PATENT NO.	REG. NO.
Purple Innovation, LLC	BAG FOR SHIPPING A CUSHION AND RELATED METHODS	Mar 3, 2017	China	Pending	2017800161537
Purple Innovation, LLC	MATTRESSES AND MATTRESS TOPPERS INCLUDING KNITTED FABRIC, AND RELATED METHODS	Mar 3, 2017	European Patent Office	Pending	17763791.5
Purple Innovation, LLC	CUSHIONS INCLUDING A COATED ELASTOMERIC CUSHIONING ELEMENT AND RELATED METHODS	Mar 3, 2017	European Patent Office	Pending	17763792.3
Purple Innovation, LLC	CUSHION COVER WITH INTEGRALLY KNIT, HIGH-RELIEF GRAPHIC FEATURE AND CUSHIONS EMPLOYING SUCH CUSHION COVERS	Mar 3, 2017	European Patent Office	Pending	17763799.8
Purple Innovation, LLC	BAG FOR SHIPPING A CUSHION AND RELATED METHODS	Mar 3, 2017	European Patent Office	Pending	17763801.2
Purple Innovation, LLC	MATTRESS TOPPERS, AIR TABLES FOR MAKING MATTRESS TOPPERS, AND RELATED METHODS	Mar 3, 2017	European Patent Office	Pending	17763802.0

CREDIT PARTY	PATENT	DATE FILED	COUNTRY	STATUS	APP. NO.	PATENT NO.	REG. NO.
Purple Innovation, LLC	CUSHION COVER WITH INTEGRALLY KNIT, HIGH-RELIEF GRAPHIC FEATURE AND CUSHIONS EMPLOYING SUCH CUSHION COVERS	Mar 3, 2017	Japan	Pending	2018-545841
Purple Innovation, LLC	CUSHIONS INCLUDING A COATED ELASTOMERIC CUSHIONING ELEMENT AND RELATED METHODS	Mar 3, 2017	Japan	Issued	2018-545840	2019-510849
Purple Innovation, LLC	MATTRESSES AND MATTRESS TOPPERS INCLUDING KNITTED FABRIC, AND RELATED METHODS	Mar 3, 2017	Republic of Korea	Issued	10-2018-7028892	10-2124152
Purple Innovation, LLC	CUSHION COVER WITH INTEGRALLY KNIT, HIGH-RELIEF GRAPHIC FEATURE AND CUSHIONS EMPLOYING SUCH CUSHION COVERS	Mar 3, 2017	Republic of Korea	Issued	10-2018-7028894	10-2124154

CREDIT PARTY	PATENT	DATE FILED	COUNTRY	STATUS	APP. NO.	PATENT NO.	REG. NO.
Purple Innovation, LLC	CUSHIONS INCLUDING A COATED ELASTOMERIC CUSHIONING ELEMENT AND RELATED METHODS	Mar 3, 2017	Republic of Korea	Issued	10-2018-7028893	10-2124153
Purple Innovation, LLC	MATTRESSES AND MATTRESS TOPPERS INCLUDING KNITTED FABRIC, AND RELATED METHODS	Mar 3, 2017	Republic of Korea	Pending	10-2018-7028892
Purple Innovation, LLC	MATTRESSES AND MATTRESS TOPPERS INCLUDING KNITTED FABRIC, AND RELATED METHODS	Mar 7, 2017	Taiwan R.O.C.	Pending	106107364
Purple Innovation, LLC	Cushions including a coated elastomeric cushioning element and related methods	Mar 7, 2017	Taiwan R.O.C.	Pending	106107365
Purple Innovation, LLC	METHODS FOR PACKING, SHIPPING, AND UNPACKING A CUSHION	Jun 1, 2017	United States of America	Pending	15/611,567
Purple Innovation, LLC	PACKAGING FOR BED LINEN	Jun 10, 2017	India	Issued	294575-IN		294575
Purple Innovation, LLC	PACKAGING FOR BED LINEN	Jun 12, 2017	Japan	Issued	12530/2017	1594708
Purple Innovation, LLC	PACKAGING FOR BED LINEN	Jun 12, 2017	Australia	Issued	201713513		201713513

CREDIT PARTY	PATENT	DATE FILED	COUNTRY	STATUS	APP. NO.	PATENT NO.	REG. NO.
Purple Innovation, LLC	PACKAGING FOR BED LINEN	Jun 12, 2017	Canada	Issued	175,312		175312
Purple Innovation, LLC	PACKAGING FOR BED LINEN	Jun 12, 2017	China	Issued	201730238284.2		ZL 201730238284.2
Purple Innovation, LLC	PACKAGING FOR BED LINEN	Jun 12, 2017	European Union	Issued	004043354		004043354-0001/-0002
Purple Innovation, LLC	PACKAGING FOR BED LINEN	Jun 12, 2017	Republic of Korea	Issued	30-2017-0026582		30-0956695
Purple Innovation, LLC	PACKAGING FOR BED LINEN	Jun 12, 2017	South Africa	Issued	A2017/00945		A2017/00945
Purple Innovation, LLC	MATTRESS CUSHION	Jun 13, 2017	United States of America	Issued	29/607,428	D864613
Purple Innovation, LLC	CUSHIONS INCLUDING A COATED ELASTOMERIC CUSHIONING ELEMENT AND RELATED METHODS	Jul 20, 2017	United States of America	Pending	15/654,948
Purple Innovation, LLC	MATTRESSES INCLUDING SPACER FABRIC AND RELATED METHODS	Jul 28, 2017	United States of America	Pending	15/662,934
Purple Innovation, LLC	CUSHIONS AND SHOE INSOLES COMPRISING ELASTOMERIC MATERIAL AND METHODS OF FORMING SAME	Sep 11, 2017	United States of America	Pending	15/700,786

CREDIT PARTY	PATENT	DATE FILED	COUNTRY	STATUS	APP. NO.	PATENT NO.	REG. NO.
Purple Innovation, LLC	PILLOW INCLUDING GELATINOUS ELASTOMER CUSHION HAVING DEFORMABLE WALL MEMBERS AND RELATED METHODS	Sep 20, 2017	Taiwan R.O.C.	Issued	106132218	I644641
Purple Innovation, LLC	MATTRESS PROTECTORS, MATTRESSES COVERED BY MATTRESS PROTECTORS, AND RELATED METHODS	Sep 20, 2017	Taiwan R.O.C.	Pending	106132217
Purple Innovation, LLC	PILLOW INCLUDING GELATINOUS ELASTOMER CUSHION HAVING DEFORMABLE WALL MEMBERS AND RELATED METHODS	Sep 20, 2017	Japan	Pending	2019-167768
Purple Innovation, LLC	PILLOW INCLUDING GELATINOUS ELASTOMER CUSHION HAVING DEFORMABLE WALL MEMBERS AND RELATED METHODS	Sep 20, 2017	Australia	Pending	2017332148

CREDIT PARTY	PATENT	DATE FILED	COUNTRY	STATUS	APP. NO.	PATENT NO.	REG. NO.
Purple Innovation, LLC	MATTRESS PROTECTORS, MATTRESSES COVERED BY MATTRESS PROTECTORS, AND RELATED METHODS	Sep 20, 2017	Australia	Pending	2017332702
Purple Innovation, LLC	PILLOW INCLUDING GELATINOUS ELASTOMER CUSHION HAVING DEFORMABLE WALL MEMBERS AND RELATED METHODS	Sep 20, 2017	Canada	Pending	3,037,403
Purple Innovation, LLC	MATTRESS PROTECTORS, MATTRESSES COVERED BY MATTRESS PROTECTORS, AND RELATED METHODS	Sep 20, 2017	Canada	Pending	3,040,473
Purple Innovation, LLC	PILLOW INCLUDING GELATINOUS ELASTOMER CUSHION HAVING DEFORMABLE WALL MEMBERS AND RELATED METHODS	Sep 20, 2017	China	Pending	2017800053903

CREDIT PARTY	PATENT	DATE FILED	COUNTRY	STATUS	APP. NO.	PATENT NO.	REG. NO.
Purple Innovation, LLC	MATTRESS PROTECTORS, MATTRESSES COVERED BY MATTRESS PROTECTORS, AND RELATED METHODS	Sep 20, 2017	China	Pending	2017800688615
Purple Innovation, LLC	PILLOW INCLUDING GELATINOUS ELASTOMER CUSHION HAVING DEFORMABLE WALL MEMBERS AND RELATED METHODS	Sep 20, 2017	European Patent Office	Pending	17853779.1
Purple Innovation, LLC	MATTRESS PROTECTORS, MATTRESSES COVERED BY MATTRESS PROTECTORS, AND RELATED METHODS	Sep 20, 2017	European Patent Office	Pending	EP17853795.7.
Purple Innovation, LLC	PILLOW INCLUDING GELATINOUS ELASTOMER CUSHION HAVING DEFORMABLE WALL MEMBERS AND RELATED METHODS	Sep 20, 2017	Japan	Issued	2019-514114	6605780

CREDIT PARTY	PATENT	DATE FILED	COUNTRY	STATUS	APP. NO.	PATENT NO.	REG. NO.
Purple Innovation, LLC	PILLOW INCLUDING GELATINOUS ELASTOMER CUSHION HAVING DEFORMABLE WALL MEMBERS AND RELATED METHODS	Sep 20, 2017	Republic of Korea	Pending	10-2019-7009876
Purple Innovation, LLC	MATTRESS PROTECTORS, MATTRESSES COVERED BY MATTRESS PROTECTORS, AND RELATED METHODS	Sep 20, 2017	Republic of Korea	Pending	10-2019-7011425
Purple Innovation, LLC	BED LINEN PACKAGING	Oct 18, 2017	Australia	Pending	2017352429
Purple Innovation, LLC	BED LINENS, AND RELATED BEDDING ASSEMBLIES AND METHODS	Oct 18, 2017	Australia	Pending	2017346846
Purple Innovation, LLC	BED LINEN PACKAGING	Oct 18, 2017	Canada	Pending	3,037,390
Purple Innovation, LLC	BED LINENS, AND RELATED BEDDING ASSEMBLIES AND METHODS	Oct 18, 2017	Canada	Pending	3,040,500
Purple Innovation, LLC	BED LINENS, AND RELATED BEDDING ASSEMBLIES AND METHODS	Oct 18, 2017	China	Pending	2017800645639

CREDIT PARTY	PATENT	DATE FILED	COUNTRY	STATUS	APP. NO.	PATENT NO.	REG. NO.
Purple Innovation, LLC	BED LINEN PACKAGING	Oct 18, 2017	China	Pending	2017800659523
Purple Innovation, LLC	TALL AND STURDY METAL MATTRESS PLATFORMS	Oct 18, 2017	European Patent Office	Pending	17865811.8
Purple Innovation, LLC	BED LINEN PACKAGING	Oct 18, 2017	European Patent Office	Pending	17864930.7
Purple Innovation, LLC	BED LINENS, AND RELATED BEDDING ASSEMBLIES AND METHODS	Oct 18, 2017	European Patent Office	Pending	17861434.3
Purple Innovation, LLC	BED LINEN PACKAGING	Oct 18, 2017	Japan	Pending	2019-514115
Purple Innovation, LLC	BED LINENS, AND RELATED BEDDING ASSEMBLIES AND METHODS	Oct 18, 2017	Japan	Pending	2019-520434
Purple Innovation, LLC	BED LINEN PACKAGING	Oct 18, 2017	Republic of Korea	Pending	10-2019-7009881
Purple Innovation, LLC	BED LINENS, AND RELATED BEDDING ASSEMBLIES AND METHODS	Oct 18, 2017	Republic of Korea	Pending	10-2019-7013883
Purple Innovation, LLC	Beds Linens, and Related Bedding Assemblies and Methods	Oct 20, 2017	Taiwan R.O.C.	Pending	106/136182
Purple Innovation, LLC	TALL AND STURDY METAL MATTRESS PLATFORMS	Oct 25, 2017	Taiwan R.O.C.	Allowed	106136734
Purple Innovation, LLC	BED LINEN PACKAGING	Oct 25, 2017	Taiwan R.O.C.	Allowed	106136732

CREDIT PARTY	PATENT	DATE FILED	COUNTRY	STATUS	APP. NO.	PATENT NO.	REG. NO.
Purple Innovation, LLC	MOLDING SYSTEMS, MOLD EXTRACTOR SYSTEMS, AND RELATED METHODS	Nov 17, 2017	United States of America	Issued	15/816,895	10661492
Purple Innovation, LLC	CUSHIONS INCLUDING ONE OR MORE REINFORCED PORTIONS AND RELATED METHODS	Nov 17, 2017	United States of America	Pending	15/817,039
Purple Innovation, LLC	MATTRESSES INCLUDING AN ELASTOMERIC CUSHIONING ELEMENT AND A POCKETED COIL LAYER AND RELATED METHODS	Nov 17, 2017	United States of America	Pending	15/816,983
Purple Innovation, LLC	CUSHIONS INCLUDING ONE OR MORE ZONES OF DIFFERENT MATERIALS AND RELATED METHODS OF MANUFACTURE FOR IMPROVED YIELD	Nov 17, 2017	United States of America	Pending	62/588,211
Purple Innovation, LLC	ADJUSTABLE BED FOUNDATIONS AND RELATED METHODS	Dec 7, 2017	United States of America	Pending	15/835,052

CREDIT PARTY	PATENT	DATE FILED	COUNTRY	STATUS	APP. NO.	PATENT NO.	REG. NO.
Purple Innovation, LLC	ADJUSTABLE BED FOUNDATIONS AND RELATED METHODS	Dec 7, 2017	Australia	Pending
Purple Innovation, LLC	ADJUSTABLE BED FOUNDATIONS AND RELATED METHODS	Dec 7, 2017	Canada	Pending
Purple Innovation, LLC	ADJUSTABLE BED FOUNDATIONS AND RELATED METHODS	Dec 7, 2017	China	Pending	201780084472.1
Purple Innovation, LLC	ADJUSTABLE BED FOUNDATIONS AND RELATED METHODS	Dec 7, 2017	European Patent Office	Pending	EP17881826.6
Purple Innovation, LLC	ADJUSTABLE BED FOUNDATIONS AND RELATED METHODS	Dec 7, 2017	Republic of Korea	Pending	10-2019-7020571
Purple Innovation, LLC	ADJUSTABLE BED FOUNDATIONS AND RELATED METHODS	Dec 15, 2017	Taiwan R.O.C.	Pending	106144221
Purple Innovation, LLC	PET CUSHION	Jan 3, 2018	United States of America	Pending	15/861,278
Purple Innovation, LLC	AIR TABLES FOR MAKING MATTRESS TOPPERS AND RELATED METHODS	Jan 25, 2018	United States of America	Pending	15/880,163
Purple Innovation, LLC	BED LINEN PACKAGING	Feb 22, 2018	United States of America	Allowed	15/902,737

CREDIT PARTY	PATENT	DATE FILED	COUNTRY	STATUS	APP. NO.	PATENT NO.	REG. NO.
Purple Innovation, LLC	PILLOW INCLUDING GELATINOUS ELASTOMER CUSHION MATERIALS	Mar 26, 2018	United States of America	Allowed	15/936,175
Purple Innovation, LLC	BAG FOR ENCLOSING A CUSHION	May 1, 2018	United States of America	Pending	15/968,570
Purple Innovation, LLC	CUSHIONS INCLUDING A COATED ELASTOMERIC CUSHIONING ELEMENT AND RELATED METHODS	Jul 10, 2018	Australia	Pending	2018304056
Purple Innovation, LLC	CUSHIONS INCLUDING A COATED ELASTOMERIC CUSHIONING ELEMENT AND RELATED METHODS	Jul 10, 2018	Canada	Pending	3,054,345
Purple Innovation, LLC	CUSHIONS INCLUDING A COATED ELASTOMERIC CUSHIONING ELEMENT AND RELATED METHODS	Jul 10, 2018	European Patent Office	Pending	EP18835912.9
Purple Innovation, LLC	CUSHIONS INCLUDING A COATED ELASTOMERIC CUSHIONING ELEMENT AND RELATED METHODS	Jul 10, 2018	Japan	Pending	2019-545329

CREDIT PARTY	PATENT	DATE FILED	COUNTRY	STATUS	APP. NO.	PATENT NO.	REG. NO.
Purple Innovation, LLC	CUSHIONS INCLUDING A COATED ELASTOMERIC CUSHIONING ELEMENT AND RELATED METHODS	Jul 10, 2018	Republic of Korea	Pending	10-2019-7028936
Purple Innovation, LLC	MATTRESSES INCLUDING SPACER FABRIC AND RELATED METHODS	Jul 16, 2018	PCT	Pending	2018/042331
Purple Innovation, LLC	MATTRESSES INCLUDING SPACER FABRIC AND RELATED METHODS	Jul 16, 2018	Australia	Pending	2018307218
Purple Innovation, LLC	MATTRESSES INCLUDING SPACER FABRIC AND RELATED METHODS	Jul 16, 2018	Canada	Pending	3,070,066
Purple Innovation, LLC	MATTRESSES INCLUDING SPACER FABRIC AND RELATED METHODS	Jul 16, 2018	European Patent Office	Pending	EP18838906.8.
Purple Innovation, LLC	MATTRESSES INCLUDING SPACER FABRIC AND RELATED METHODS	Jul 16, 2018	Japan	Pending	2020-504409
Purple Innovation, LLC	MATTRESSES INCLUDING SPACER FABRIC AND RELATED METHODS	Jul 16, 2018	Republic of Korea	Pending	10-2020-7003012

CREDIT PARTY	PATENT	DATE FILED	COUNTRY	STATUS	APP. NO.	PATENT NO.	REG. NO.
Purple Innovation, LLC	MOLDING SYSTEMS, MOLD EXTRACTOR SYSTEMS, AND RELATED METHODS	Jul 17, 2018	China	Pending	2018107858257
Purple Innovation, LLC	CUSHIONS INCLUDING A COATED ELASTOMERIC CUSHIONING ELEMENT AND RELATED METHODS	Jul 17, 2018	China	Pending	2018107865369
Purple Innovation, LLC	CUSHIONS INCLUDING A COATED ELASTOMERIC CUSHIONING ELEMENT AND RELATED METHODS	Jul 20, 2018	Taiwan R.O.C.	Issued	107125120	I673028
Purple Innovation, LLC	MATTRESSES INCLUDING SPACER FABRIC AND RELATED METHODS	Jul 20, 2018	China	Pending	2018108002376
Purple Innovation, LLC	MATTRESSES INCLUDING AN ELASTOMERIC CUSHIONING ELEMENT AND A POCKETED COIL LAYER AND RELATED METHODS	Jul 23, 2018	China	Pending	2018108116841

CREDIT PARTY	PATENT	DATE FILED	COUNTRY	STATUS	APP. NO.	PATENT NO.	REG. NO.
Purple Innovation, LLC	CUSHIONS INCLUDING ONE OR MORE REINFORCED PORTIONS AND RELATED METHODS	Jul 23, 2018	China	Pending	2018108252600
Purple Innovation, LLC	MATTRESSES INCLUDING SPACER FABRIC AND RELATED METHODS	Jul 27, 2018	Taiwan R.O.C.	Issued	107126144	I674861
Purple Innovation, LLC	MATTRESSES INCLUDING SPACER FABRIC AND RELATED METHODS	Jul 27, 2018	Taiwan R.O.C.	Pending	108126616
Purple Innovation, LLC	PILLOW COVERS AND PILLOWS	Aug 9, 2018	United States of America	Pending	62/716,888
Purple Innovation, LLC	BLANKET	Aug 29, 2018	United States of America	Allowed	29/661,680
Purple Innovation, LLC	CUSHIONS AND SHOE INSOLES COMPRISING ELASTOMERIC MATERIAL AND METHODS OF FORMING SAME	Sep 6, 2018	Australia	Issued	2018226458	2018226458
Purple Innovation, LLC	CUSHIONS AND SHOE INSOLES COMPRISING ELASTOMERIC MATERIAL AND METHODS OF FORMING SAME	Sep 6, 2018	Australia	Pending	2020202869

CREDIT PARTY	PATENT	DATE FILED	COUNTRY	STATUS	APP. NO.	PATENT NO.	REG. NO.
Purple Innovation, LLC	CUSHIONS AND SHOE INSOLES COMPRISING ELASTOMERIC MATERIAL AND METHODS OF FORMING SAME	Sep 7, 2018	Canada	Pending	3,016,790
Purple Innovation, LLC	MATTRESS TOPPERS, AIR TABLES FOR MAKING MATTRESS TOPPERS, AND RELATED METHODS	Sep 7, 2018	China	Pending	2017800159429
Purple Innovation, LLC	MATTRESSES AND MATTRESS TOPPERS INCLUDING KNITTED FABRIC, AND RELATED METHODS	Sep 7, 2018	China	Pending	2017800159999
Purple Innovation, LLC	CUSHIONS AND SHOE INSOLES COMPRISING ELASTOMERIC MATERIAL AND METHODS OF FORMING SAME	Sep 11, 2018	China	Pending	2018110537995
Purple Innovation, LLC	CUSHIONS AND SHOE INSOLES COMPRISING ELASTOMERIC MATERIAL AND METHODS OF FORMING SAME	Sep 11, 2018	European Patent Office	Pending	18193646.9

CREDIT PARTY	PATENT	DATE FILED	COUNTRY	STATUS	APP. NO.	PATENT NO.	REG. NO.
Purple Innovation, LLC	CUSHIONS AND SHOE INSOLES COMPRISING ELASTOMERIC MATERIAL AND METHODS OF FORMING SAME	Sep 11, 2018	Japan	Pending	2018-169329
Purple Innovation, LLC	MOLDING SYSTEMS, MOLD EXTRACTOR SYSTEMS, AND RELATED METHODS	Nov 13, 2018	PCT	Pending	2018/060701
Purple Innovation, LLC	MATTRESSES INCLUDING AN ELASTOMERIC CUSHIONING ELEMENT AND A POCKETED COIL LAYER AND RELATED METHODS	Nov 13, 2018	PCT	Pending	2018/060680
Purple Innovation, LLC	MOLDING SYSTEMS, MOLD EXTRACTOR SYSTEMS, AND RELATED METHODS	Nov 13, 2018	Australia	Pending
Purple Innovation, LLC	MATTRESSES INCLUDING AN ELASTOMERIC CUSHIONING ELEMENT AND A POCKETED COIL LAYER AND RELATED METHODS	Nov 13, 2018	Australia	Pending

CREDIT PARTY	PATENT	DATE FILED	COUNTRY	STATUS	APP. NO.	PATENT NO.	REG. NO.
Purple Innovation, LLC	MOLDING SYSTEMS, MOLD EXTRACTOR SYSTEMS, AND RELATED METHODS	Nov 13, 2018	Canada	Pending	3082817
Purple Innovation, LLC	MATTRESSES INCLUDING AN ELASTOMERIC CUSHIONING ELEMENT AND A POCKETED COIL LAYER AND RELATED METHODS	Nov 13, 2018	Canada	Pending	3084510
Purple Innovation, LLC	MOLDING SYSTEMS, MOLD EXTRACTOR SYSTEMS, AND RELATED METHODS	Nov 13, 2018	European Patent Office	Pending	EP18812496.0
Purple Innovation, LLC	MATTRESSES INCLUDING AN ELASTOMERIC CUSHIONING ELEMENT AND A POCKETED COIL LAYER AND RELATED METHODS	Nov 13, 2018	European Patent Office	Pending	EP18812494.5

CREDIT PARTY	PATENT	DATE FILED	COUNTRY	STATUS	APP. NO.	PATENT NO.	REG. NO.
Purple Innovation, LLC	MATTRESSES INCLUDING AN ELASTOMERIC CUSHIONING ELEMENT AND A POCKETED COIL LAYER AND RELATED METHODS	Nov 13, 2018	Japan	Pending	2020-527078
Purple Innovation, LLC	MATTRESSES INCLUDING AN ELASTOMERIC CUSHIONING ELEMENT AND A POCKETED COIL LAYER AND RELATED METHODS	Nov 13, 2018	Republic of Korea	Pending	10-2020-7016996
Purple Innovation, LLC	CUSHIONS INCLUDING ONE OR MORE ZONES OF DIFFERENT MATERIALS AND RELATED METHODS OF MANUFACTURE FOR IMPROVED YIELD	Nov 16, 2018	United States of America	Pending	16/193,807

CREDIT PARTY	PATENT	DATE FILED	COUNTRY	STATUS	APP. NO.	PATENT NO.	REG. NO.
Purple Innovation, LLC	CUSHIONS INCLUDING ONE OR MORE ZONES OF DIFFERENT MATERIALS AND RELATED METHODS OF MANUFACTURE FOR IMPROVED YIELD	Nov 16, 2018	PCT	Pending	PCT/US2018/061584
Purple Innovation, LLC	CUSHIONS INCLUDING ONE OR MORE ZONES OF DIFFERENT MATERIALS AND RELATED METHODS OF MANUFACTURE FOR IMPROVED YIELD	Nov 16, 2018	Canada	Pending	3082585
Purple Innovation, LLC	CUSHIONS INCLUDING ONE OR MORE ZONES OF DIFFERENT MATERIALS AND RELATED METHODS OF MANUFACTURE FOR IMPROVED YIELD	Nov 16, 2018	China	Pending	201880086222.6

CREDIT PARTY	PATENT	DATE FILED	COUNTRY	STATUS	APP. NO.	PATENT NO.	REG. NO.
Purple Innovation, LLC	CUSHIONS INCLUDING ONE OR MORE ZONES OF DIFFERENT MATERIALS AND RELATED METHODS OF MANUFACTURE FOR IMPROVED YIELD	Nov 16, 2018	European Patent Office	Pending	EP18836710.6
Purple Innovation, LLC	CUSHIONS INCLUDING ONE OR MORE ZONES OF DIFFERENT MATERIALS AND RELATED METHODS OF MANUFACTURE FOR IMPROVED YIELD	Nov 16, 2018	Japan	Pending	2020-526864
Purple Innovation, LLC	PILLOW INCLUDING GELATINOUS ELASTOMER CUSHION HAVING DEFORMABLE WALL MEMBERS AND RELATED METHODS	Jan 15, 2019	United States of America	Pending	29/676,858
Purple Innovation, LLC	PILLOW INCLUDING GELATINOUS ELASTOMER CUSHION HAVING DEFORMABLE WALL MEMBERS AND RELATED METHODS	Jan 15, 2019	United States of America	Pending	29/676,862

CREDIT PARTY	PATENT	DATE FILED	COUNTRY	STATUS	APP. NO.	PATENT NO.	REG. NO.
Purple Innovation, LLC	PILLOW INCLUDING GELATINOUS ELASTOMER CUSHION HAVING DEFORMABLE WALL MEMBERS AND RELATED METHODS	Jan 15, 2019	United States of America	Pending	29/676,872
Purple Innovation, LLC	MATTRESS	Mar 27, 2019	Canada	Issued	186,692	186692
Purple Innovation, LLC	Cushion with Offset Cells	Jun 13, 2019	United States of America	Pending	29/694,846
Purple Innovation, LLC	Cushion with Offset Cells	Jun 13, 2019	United States of America	Pending	29/694,851
Purple Innovation, LLC	Fabric Elongation Resistance Evaluation Equipment	Jun 13, 2019	United States of America	Pending	62/861,119
Purple Innovation, LLC	Pillows and Covers	Jun 13, 2019	United States of America	Pending	62/861,138
Purple Innovation, LLC	MATTRESS	Jun 21, 2019	United States of America	Pending	29/695,784
Purple Innovation, LLC	MATTRESS	Jul 19, 2019	China	Issued	201930385264.7		CN 3056842555 S
Purple Innovation, LLC	MATTRESS COVER	Sep 23, 2019	United States of America	Pending	29/706,731
Purple Innovation, LLC	Pillow	Oct 23, 2019	United States of America	Pending	29/710,438
Purple Innovation, LLC	CUSHION WITH OFFSET CELLS	Dec 13, 2019	China	Allowed	201930698255.3
Purple Innovation, LLC	Cushion with Offset Cells	Dec 13, 2019	China	Allowed	201930698383.8
Purple Innovation, LLC	BED	Jan 16, 2020	United States of America	Pending	29/720,825

CREDIT PARTY	PATENT	DATE FILED	COUNTRY	STATUS	APP. NO.	PATENT NO.	REG. NO.
Purple Innovation, LLC	BLANKET WITH ELASTOMERIC WEIGHTING ELEMENTS	Feb 6, 2020	United States of America	Pending	62/971,016
Purple Innovation, LLC	COMPOSITE MATTRESSES WITH AIR CHAMBERS	Feb 13, 2020	United States of America	Pending	62/976,173
Purple Innovation, LLC	Pillow	Apr 3, 2020	Canada	Pending	194370
Purple Innovation, LLC	VENTILATED COMPOSITE MATTRESSES	Apr 6, 2020	United States of America	Pending	63/005,911
Purple Innovation, LLC	Pillow	Apr 23, 2020	China	Allowed	202030170587.7
Purple Innovation, LLC	CUSHIONS INCLUDING A COATED ELASTOMERIC CUSHIONING ELEMENT AND RELATED METHODS	May 11, 2020	United States of America	Pending	16/872,223
Purple Innovation, LLC	MOLDING SYSTEMS, MOLD EXTRACTOR SYSTEMS, AND RELATED METHODS	May 26, 2020	United States of America	Pending	16/883,732
Purple Innovation, LLC	Pillows and Covers	Jun 15, 2020	PCT	Pending	PCT/US2020/037777
Purple Innovation, LLC	Pillows and Covers	Jun 15, 2020	United States of America	Pending	16/901,783
Purple Innovation, LLC	REMOTELY CONTROLLING BEDS	Jun 15, 2020	United States of America	Pending	63/039,281
Purple Innovation, LLC	Gelastic Material Having Variable Or Same Hardness And Balanced, Independent Buckling In A Mattress System	Mar 25, 2009	United States of America	Issued	12410954	8549684